UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       October 28, 2004

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

           Delaware                      000-50677               23-2269490
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

3401 Masons Mill Rd., Suite 100, Huntingdon Valley, Pennsylvania        19006
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          (Address of principal executive offices)                    (Zip Code)

Registrant's telephone, including area code:         (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Potential  persons  who  are  to  respond  to the  collection  of information  contained  in this form are not  required to respond
unless the form displays a current valid OMB control number.      SEC 873 (6-03)

Item 2.02 Results of Operations and Financial Condition

      On October 28, 2004, Immunicon Corporation ("Immunicon") issued a press release announcing Immunicon's financial results for its third fiscal quarter ended September 30, 2004.

      A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits

      (c) Exhibits.

            99.1 - Press release dated October 28, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IMMUNICON CORPORATION

Date: October 28, 2004         By:    /s/ EDWARD L. ERICKSON
                               -------------------------------------------------
                               Name:  Edward L. Erickson
                               Title: Chairman of the Board, President and
                                      Chief Executive Officer

                               By:    /s/ JAMES G. MURPHY
                               -------------------------------------------------
                               Name:  James G. Murphy
                               Title: Senior Vice President, Finance and
                                      Administration and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number         Document
--------------         --------

99.1                   Press release dated October 28, 2004.